                                                                      Exhibit 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-60502, 333-01360, and 333-35243.
                                 --------  ---------      ----------


/s/ ARTHUR ANDERSEN LLP
Arthur Andersen LLP

Los Angeles, California
March 13, 2000